SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 22, 1998




                    CHARTER ONE FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)




    Delaware             0-16311                   34-1567092
(State or other   (Commission File Number)       (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)




1215 Superior Avenue     Cleveland, Ohio               44114
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (216) 566-5300


                                       N/A
              (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         Charter One Financial, Inc. ("Charter One") is filing this Current Report on Form 8-K to incorporate by reference herein the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 of ALBANK Financial Corporation ("ALBANK"). This Current Report on Form 8-K is to be incorporated by reference into the Registration Statement on Form S-4 to be filed by Charter One in connection with the acquisition of CS Financial Corporation.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         99.1 The Annual Report on Form 10-K of ALBANK for the fiscal year ended December 31, 1997 (Registration No. 000- 19843)is incorporated herein by reference.

         99.2     The  Quarterly  Report on Form 10-Q of ALBANK for the  quarter
                  ended  March  31,  1998   (Registration   No.   000-19843)  is
                  incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHARTER ONE FINANCIAL, INC.



Date: July 22, 1998                  By: /s/ Robert J. Vana
                                         Robert J. Vana
                                         Chief Corporate Counsel and
                                              Secretary

                                  EXHIBIT INDEX

Exhibit
Number                                               Description

99.1 The Annual Report on Form 10-K of ALBANK for the fiscal year ended December 31, 1997 (Registration Number 000-19843) is incorporated herein by reference.


99.2 The Quarterly Report on Form 10-Q of ALBANK for the quarter ended March 31, 1998 (Registration No. 000-19843) is incorporated herein by reference.